SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED FINANCING AGREEMENT
    This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into as of January 17, 2022 by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), the other Borrowers (as defined in the Financing Agreement described below) party hereto, the Guarantors (as defined in the Financing Agreement described below) party hereto (such Guarantors, collectively with the Borrowers, the “Credit Parties”), and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement described below.
WHEREAS, the Credit Parties, the Lenders (as defined therein) and the Agent are parties to that certain Fifth Amended and Restated Financing Agreement dated as of February 7, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and
WHEREAS, the Credit Parties and the Agent desire to amend certain provisions of the Financing Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Financing Agreement. Effective as of the date hereof, the Financing Agreement is hereby amended as follows:
(a)Section 1.1 of the Financing Agreement is hereby amended by deleting the definitions of “Excess Spread (US)” and “Trailing Excess Spread (US)” set forth therein.
(b)Section 1.1 of the Financing Agreement is hereby amended by, as applicable, (i) adding the following definitions thereto in appropriate alphabetical order or (ii) restating the applicable definitions therein in their entirety as set forth below:
“Excess Spread (60% or greater APR)” means, as of any date of determination, with respect to any Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that have a contractual interest rate per annum of 60% or greater, the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, “Excess Spread” means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.

“Excess Spread (Below 60% APR)” means, as of any date of determination, with respect to any Consumer Loans marked as “Rise” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) that have a contractual interest rate per annum that is less than 60%, the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month immediately prior to the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month immediately prior to the calendar month that includes such date of determination; provided, if the date of determination is the last day of the calendar month, “Excess Spread” means the ratio expressed as a percentage of (a) the aggregate amount of interest collections from such Consumer Loans less any Charge Offs of such Consumer Loans, in each case, in the calendar month that includes such date of determination over (b) the aggregate principal balance of such Consumer Loans as of the first day of the calendar month that includes such date of determination.
“Trailing Excess Spread (60% or greater APR)” means, as of any date of determination, the average of the Excess Spread (60% or greater APR) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
“Trailing Excess Spread (Below 60% APR)” means, as of any date of determination, the average of the Excess Spread (Below 60% APR) in (i) the calendar month immediately prior to the calendar month that includes such date of determination and (ii) the calendar month that includes such date of determination.
(c)Clause (b) of the definition of “Excess Concentration Amounts” set forth in Section 1.1 of the Financing Agreement is hereby amended by (i) deleting the reference to “or” at the end of clause (ii) thereof, (ii) deleting the reference to “and” at the end of clause (iii) thereof and (iii) adding the following language as a new clause (iv) thereof:
“(iv)    the aggregate principal balance of all such Eligible US Consumer Loans that have a contractual interest rate per annum that is less than 60%, together with the aggregate principal balance (without duplication) of all “Eligible Consumer Loans” (as defined in the FinWise Financing Agreement and/or CC Financing Agreement, as applicable) marked as “EF SPV, Ltd.” and/or “EC SPV, Ltd.” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) of this Agreement, the FinWise Financing Agreement or the CC Financing Agreement that have a contractual interest rate per annum that is less than 60%, in excess of 40.0% of all the aggregate principal balance (without duplication) of all Eligible US Consumer Loans and all “Eligible Consumer Loans” (as defined in the FinWise Financing Agreement and/or CC Financing Agreement, as applicable) marked as “EF SPV, Ltd.” and/or “EC SPV, Ltd.” on the monthly financial statements provided to Agent pursuant to Section 8.2(a) of this Agreement, the FinWise Financing Agreement or the CC Financing Agreement; and”
(d)Section 8.1(i) of the Financing Agreement is hereby amended by restating clause (ii) thereof as set forth below:

“(ii)    The Credit Parties shall not permit the Trailing Excess Spread (60% or greater APR) to be less than (x) with respect to each of the calendar months ending December 31, 2021, January 31, 2022, February 28, 2022 and March 31, 2022, one and one-half percent (1.50%) and (y) with respect to each calendar month ending thereafter, three percent (3.00%).”
(e)Section 8.1(i) of the Financing Agreement is hereby amended by adding the language below as a new clause (iii) thereof:
“(iii)    The Credit Parties shall not permit the Trailing Excess Spread (Below 60% APR) to be less than (x) with respect to each of the calendar months ending December 31, 2021, January 31, 2022, February 28, 2022 and March 31, 2022, one-half percent (0.50%) and (y) with respect to each calendar month ending thereafter, one percent (1.00%).”
2.Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:
(a)the execution and delivery of this Amendment by the Credit Parties and Agent;
(b)the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and
(c)no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.
3.General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, partners, participants, members, principals and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Financing Agreement or any other Transaction Document on or prior to the date hereof.
4.Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:
(a)The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b)Each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.
(c)Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital Stock or other Equity Interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.
(d)No Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.
5.Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.

6.Reference to and Effect Upon the Transaction Documents.
(a)Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect, including, but not limited to, the right of first refusal in favor of Agent and its designees set forth in Section 8.19 of the Financing Agreement. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.
(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.
(c)From and after the date hereof, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by this Amendment, and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.
7.Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.
8.Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.
9.No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
10.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.
11.Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.
12.Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
13.Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.
14.Other Agreement. The parties hereto hereby acknowledge and agree that to the extent any Financing Agreement requires the signature of the UK Borrower in order to amend or waive any provision of such Financing Agreement or any other Transaction Document, including pursuant to this Amendment, no party hereto shall make, raise, or otherwise assert any claim (or support the making, raising or other assertion of any such claim) that this Amendment is not legal, valid and binding upon any of the parties hereto and/or that the terms hereof do not modify the applicable provisions of the applicable Transaction Documents or otherwise are not enforceable against any of the parties hereto, in each case, solely as a result of the UK Borrower not being a signatory hereto. It is agreed that the acknowledgements and agreements of the respective parties hereto under this Section 15 are unique and that no adequate remedy exists at law if any such party shall breach its obligations under this Section 15, that it would be difficult to determine the amount of damages resulting therefrom, and that such breach would cause irreparable injury to each of the other parties hereto. Therefore, each party hereto shall be entitled to injunctive relief to prevent or restrain any breach of this Section 15 by any of the other parties hereto.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
US TERM NOTE BORROWERS:

RISE SPV, LLC, a Delaware limited liability company, as a US Term Note Borrower

By: Elevate Credit, Inc., a Delaware
corporation, its Sole Member

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

US LAST OUT TERM NOTE BORROWER:

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US Last Out Term Note Borrower

By:    Elevate Credit, Inc., as Sole Member

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
GUARANTORS:

ELEVATE CREDIT, INC.

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
EF FINANCIAL, LLC

    By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC

    By: RISE Credit, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
GUARANTORS (CONT.), EACH AS AN “ELEVATE CREDIT SUBSIDIARY”:

RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF ARIZONA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF COLORADO, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF FLORIDA, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF LOUISIANA, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEBRASKA, LLC
RISE CREDIT OF NEVADA, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF OKLAHOMA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF SOUTH DAKOTA, LLC
RISE CREDIT OF TENNESSEE, LLC
RISE CREDIT OF TEXAS, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VIRGINIA, LLC
By: RISE SPV, LLC, as Sole Member of each of the above-named entities

By: Elevate Credit, Inc., as its Sole Member

By:        /s/ Jason Harvison
Name:    Jason Harvison
Title:    Chief Executive Officer

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
AGENT:
VICTORY PARK MANAGEMENT, LLC

By:    /s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Manager